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717755_1.DOC
                                           UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                        WASHINGTON, DC 20549

                                                FORM 8-K


                                           CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) December 6, 2004

                                                MFB CORP.
                  (Exact name of registrant as specified in its charter)

                      INDIANA                                    000-23374
(State or other jurisdiction of incorporation)        (Commission File Number)

                      35-1907258
        (IRS Employer Identification No.)

4100 Edison Lakes Parkway, P.O. Box 528, Mishawaka, Indiana               46545
   (Address of principal executive offices)                           (Zip Code)

                                                       (574) 273-7600
                                    (Registrant's telephone number, including area code)

                                                       Not Applicable
                  (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Thomas F. Hums, who has been a member of the Board of Directors of MFB Corp. since 1994, as well as a member of the Board of Directors of MFB Financial, its wholly owned savings bank subsidiary, since 1961, will be retiring as Chairman of the Board and Director of MFB Corp. at the conclusion of his current term, effective January 18, 2005, at the Annual Meeting of Shareholders. Mr. Hums will also retire as Chairman of the Board and Director of MFB Financial at that time. Mr. Hums is retiring because of the Board's mandatory retirement age of 72.

                                                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:  December 6, 2004                           MFB CORP.

                                          By__/s/ Charles J Viater
                                         Charles J. Viater, President and Chief
                                                  Executive Officer